Quarterly Performance Summary
BB&T Corporation
Second Quarter 2019

Financial Highlights
	Quarter Ended			Year-to-Date
	June 30%			June 30%
(Dollars in millions, except per share data, shares in thousands)	2019	2018	Change	2019	2018	Change
Summary Income Statement
Interest income	$2,230	$2,016	10.6%	$4,427	$3,960	11.8%
Interest expense	516	337	53.1	993	625	58.9
Net interest income - taxable equivalent	1,714	1,679	2.1	3,434	3,335	3.0
Less: Taxable-equivalent adjustment	24	22	9.1	48	45	6.7
Net interest income	1,690	1,657	2.0	3,386	3,290	2.9
Provision for credit losses	172	135	27.4	327	285	14.7
Net interest income after provision for credit losses	1,518	1,522	(0.3)	3,059	3,005	1.8
Noninterest income	1,352	1,222	10.6	2,554	2,402	6.3
Noninterest expense	1,751	1,720	1.8	3,519	3,406	3.3
Income before income taxes	1,119	1,024	9.3	2,094	2,001	4.6
Provision for income taxes	234	202	15.8	411	388	5.9
Net income	885	822	7.7	1,683	1,613	4.3
Noncontrolling interests	(1)	3	(133.3)	5	6	(16.7)
Preferred stock dividends	44	44	—	87	87	—
Net income available to common shareholders	842	775	8.6	1,591	1,520	4.7
Per Common Share Data
Earnings per share-basic	$1.10	$1.00	10.0%	$2.08	$1.95	6.7%
Earnings per share-diluted	1.09	0.99	10.1	2.06	1.93	6.7
Cash dividends declared	0.405	0.375	8.0	0.810	0.750	8.0
Common equity	37.40	34.51	8.4	37.40	34.51	8.4
Tangible common equity (1)	23.93	21.53	11.1	23.93	21.53	11.1
End of period shares outstanding	766,010	774,447	(1.1)	766,010	774,447	(1.1)
Weighted average shares outstanding-basic	765,958	775,836	(1.3)	765,052	777,716	(1.6)
Weighted average shares outstanding-diluted	774,603	785,750	(1.4)	774,329	788,362	(1.8)
Performance Ratios
Return on average assets	1.55%	1.49%		1.49%	1.47%
Return on average risk-weighted assets	1.91	1.85		1.85	1.83
Return on average common shareholders' equity	11.98	11.74		11.54	11.59
Return on average tangible common shareholders' equity (2)	19.45	19.52		18.92	19.32
Net interest margin - taxable equivalent	3.42	3.45		3.47	3.45
Fee income ratio	44.4	42.5		43.0	42.2
Efficiency ratio-GAAP	57.6	59.7		59.3	59.8
Efficiency ratio-adjusted (2)	55.1	57.4		55.8	57.4
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.23%	0.28%		0.23%	0.28%
Loans and leases plus foreclosed property	0.34	0.43		0.34	0.43
Net charge-offs as a percentage of average loans and leases	0.38	0.30		0.39	0.36
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05		1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.46x	2.74x		3.46x	2.74x
Average Balances
Assets	$229,249	$221,344	3.6%	$227,421	$221,381	2.7%
Securities (3)	46,115	47,145	(2.2)	46,423	47,756	(2.8)
Loans and leases	151,557	145,752	4.0	150,181	144,834	3.7
Deposits	159,891	157,676	1.4	159,968	157,409	1.6
Common shareholders' equity	28,188	26,483	6.4	27,812	26,455	5.1
Shareholders' equity	31,301	29,585	5.8	30,923	29,556	4.6
Period-End Balances
Assets	$230,872	$222,681	3.7%	$230,872	$222,681	3.7%
Securities (3)	45,289	45,668	(0.8)	45,289	45,668	(0.8)
Loans and leases	153,823	147,798	4.1	153,823	147,798	4.1
Deposits	159,521	159,475	—	159,521	159,475	—
Common shareholders' equity	28,650	26,727	7.2	28,650	26,727	7.2
Shareholders' equity	31,764	29,832	6.5	31,764	29,832	6.5
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.3%	10.2%		10.3%	10.2%
Tier 1	12.0	11.9		12.0	11.9
Total	14.2	13.9		14.2	13.9
Leverage	10.2	10.0		10.2	10.0
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2018	2018	2018
Summary Income Statement
Interest income	$2,230	$2,197	$2,160	$2,096	$2,016
Interest expense	516	477	431	382	337
Net interest income - taxable equivalent	1,714	1,720	1,729	1,714	1,679
Less: Taxable-equivalent adjustment	24	24	24	27	22
Net interest income	1,690	1,696	1,705	1,687	1,657
Provision for credit losses	172	155	146	135	135
Net interest income after provision for credit losses	1,518	1,541	1,559	1,552	1,522
Noninterest income	1,352	1,202	1,235	1,239	1,222
Noninterest expense	1,751	1,768	1,784	1,742	1,720
Income before income taxes	1,119	975	1,010	1,049	1,024
Provision for income taxes	234	177	205	210	202
Net income	885	798	805	839	822
Noncontrolling interests	(1)	6	7	7	3
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	842	749	754	789	775
Per Common Share Data
Earnings per share-basic	$1.10	$0.98	$0.99	$1.02	$1.00
Earnings per share-diluted	1.09	0.97	0.97	1.01	0.99
Cash dividends declared	0.405	0.405	0.405	0.405	0.375
Common equity	37.40	36.26	35.46	34.90	34.51
Tangible common equity (1)	23.93	22.78	21.89	21.40	21.53
End of period shares outstanding	766,010	765,920	763,326	770,620	774,447
Weighted average shares outstanding-basic	765,958	764,135	765,013	771,562	775,836
Weighted average shares outstanding-diluted	774,603	774,071	775,402	781,867	785,750
Performance Ratios
Return on average assets	1.55%	1.43%	1.43%	1.49%	1.49%
Return on average risk-weighted assets	1.91	1.78	1.77	1.85	1.85
Return on average common shareholders' equity	11.98	11.08	11.14	11.69	11.74
Return on average tangible common shareholders' equity (2)	19.45	18.36	18.77	19.74	19.52
Net interest margin - taxable equivalent	3.42	3.51	3.49	3.47	3.45
Fee income ratio	44.4	41.5	42.0	42.3	42.5
Efficiency ratio-GAAP	57.6	61.0	60.7	59.5	59.7
Efficiency ratio-adjusted (2)	55.1	56.6	56.5	57.3	57.4
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.23%	0.26%	0.26%	0.27%	0.28%
Loans and leases plus foreclosed property	0.34	0.39	0.39	0.41	0.43
Net charge-offs as a percentage of average loans and leases	0.38	0.40	0.38	0.35	0.30
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.46x	2.97x	2.99x	2.86x	2.74x
Average Balances
Assets	$229,249	$225,573	$223,625	$222,674	$221,344
Securities (3)	46,115	46,734	46,610	46,299	47,145
Loans and leases	151,557	148,790	148,457	147,489	145,752
Deposits	159,891	160,045	157,842	157,271	157,676
Common shareholders' equity	28,188	27,432	26,860	26,782	26,483
Shareholders' equity	31,301	30,541	29,965	29,887	29,585
Period-End Balances
Assets	$230,872	$227,683	$225,697	$222,885	$222,681
Securities (3)	45,289	46,410	45,590	45,368	45,668
Loans and leases	153,823	149,891	150,001	147,712	147,798
Deposits	159,521	159,766	161,199	154,556	159,475
Common shareholders' equity	28,650	27,770	27,069	26,895	26,727
Shareholders' equity	31,764	30,883	30,178	30,007	29,832
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.3%	10.3%	10.2%	10.2%	10.2%
Tier 1	12.0	12.0	11.8	11.9	11.9
Total	14.2	14.2	13.8	13.9	13.9
Leverage	10.2	10.1	9.9	10.0	10.0
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 BB&T Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions, except per share data, shares in thousands)	2019	2018	$	%	2019	2018	$	%
Interest Income
Interest and fees on loans and leases	$1,886	$1,687	$199	11.8%	$3,725	$3,292	$433	13.2%
Interest and dividends on securities	300	294	6	2.0	602	585	17	2.9
Interest on other earning assets	20	13	7	53.8	52	38	14	36.8
Total interest income	2,206	1,994	212	10.6	4,379	3,915	464	11.9
Interest Expense
Interest on deposits	273	148	125	84.5	526	266	260	97.7
Interest on short-term borrowings	50	23	27	117.4	82	43	39	90.7
Interest on long-term debt	193	166	27	16.3	385	316	69	21.8
Total interest expense	516	337	179	53.1	993	625	368	58.9
Net Interest Income	1,690	1,657	33	2.0	3,386	3,290	96	2.9
Provision for credit losses	172	135	37	27.4	327	285	42	14.7
Net Interest Income After Provision for Credit Losses	1,518	1,522	(4)	(0.3)	3,059	3,005	54	1.8
Noninterest Income
Insurance income	566	481	85	17.7	1,076	917	159	17.3
Service charges on deposits	181	179	2	1.1	352	344	8	2.3
Investment banking and brokerage fees and commissions	131	109	22	20.2	242	222	20	9.0
Mortgage banking income	113	94	19	20.2	176	193	(17)	(8.8)
Trust and investment advisory revenues	70	72	(2)	(2.8)	138	144	(6)	(4.2)
Bankcard fees and merchant discounts	77	72	5	6.9	147	141	6	4.3
Checkcard fees	59	57	2	3.5	114	109	5	4.6
Operating lease income	35	36	(1)	(2.8)	70	73	(3)	(4.1)
Income from bank-owned life insurance	34	30	4	13.3	62	61	1	1.6
Securities gains (losses), net	—	1	(1)	NM	—	1	(1)	NM
Other income	86	91	(5)	(5.5)	177	197	(20)	(10.2)
Total noninterest income	1,352	1,222	130	10.6	2,554	2,402	152	6.3
Noninterest Expense
Personnel expense	1,120	1,074	46	4.3	2,207	2,113	94	4.4
Occupancy and equipment expense	184	187	(3)	(1.6)	371	381	(10)	(2.6)
Software expense	71	67	4	6.0	143	132	11	8.3
Outside IT services	29	32	(3)	(9.4)	59	64	(5)	(7.8)
Regulatory charges	19	39	(20)	(51.3)	37	79	(42)	(53.2)
Amortization of intangibles	32	31	1	3.2	64	64	—	—
Loan-related expense	30	26	4	15.4	55	55	—	—
Professional services	31	32	(1)	(3.1)	62	62	—	—
Merger-related and restructuring charges, net	23	24	(1)	(4.2)	103	52	51	98.1
Other expense	212	208	4	1.9	418	404	14	3.5
Total noninterest expense	1,751	1,720	31	1.8	3,519	3,406	113	3.3
Earnings
Income before income taxes	1,119	1,024	95	9.3	2,094	2,001	93	4.6
Provision for income taxes	234	202	32	15.8	411	388	23	5.9
Net income	885	822	63	7.7	1,683	1,613	70	4.3
Noncontrolling interests	(1)	3	(4)	(133.3)	5	6	(1)	(16.7)
Preferred stock dividends	44	44	—	—	87	87	—	—
Net income available to common shareholders	$842	$775	$67	8.6%	$1,591	$1,520	$71	4.7%
Earnings Per Common Share
Basic	$1.10	$1.00	$0.10	10.0%	$2.08	$1.95	$0.13	6.7%
Diluted	1.09	0.99	0.10	10.1	2.06	1.93	0.13	6.7
Weighted Average Shares Outstanding
Basic	765,958	775,836	(9,878)	(1.3)	765,052	777,716	(12,664)	(1.6)
Diluted	774,603	785,750	(11,147)	(1.4)	774,329	788,362	(14,033)	(1.8)
NM - not meaningful

BB&T Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2018	2018	2018
Interest Income
Interest and fees on loans and leases	$1,886	$1,839	$1,830	$1,772	$1,687
Interest and dividends on securities	300	302	292	283	294
Interest on other earning assets	20	32	14	14	13
Total interest income	2,206	2,173	2,136	2,069	1,994
Interest Expense
Interest on deposits	273	253	206	172	148
Interest on short-term borrowings	50	32	39	29	23
Interest on long-term debt	193	192	186	181	166
Total interest expense	516	477	431	382	337
Net Interest Income	1,690	1,696	1,705	1,687	1,657
Provision for credit losses	172	155	146	135	135
Net Interest Income After Provision for Credit Losses	1,518	1,541	1,559	1,552	1,522
Noninterest Income
Insurance income	566	510	487	448	481
Service charges on deposits	181	171	185	183	179
Investment banking and brokerage fees and commissions	131	111	139	116	109
Mortgage banking income	113	63	86	79	94
Trust and investment advisory revenues	70	68	70	71	72
Bankcard fees and merchant discounts	77	70	74	72	72
Checkcard fees	59	55	56	56	57
Operating lease income	35	35	35	37	36
Income from bank-owned life insurance	34	28	28	27	30
Securities gains (losses), net	—	—	2	—	1
Other income	86	91	73	150	91
Total noninterest income	1,352	1,202	1,235	1,239	1,222
Noninterest Expense
Personnel expense	1,120	1,087	1,096	1,104	1,074
Occupancy and equipment expense	184	187	188	189	187
Software expense	71	72	70	70	67
Outside IT services	29	30	35	33	32
Regulatory charges	19	18	18	37	39
Amortization of intangibles	32	32	34	33	31
Loan-related expense	30	25	25	28	26
Professional services	31	31	43	33	32
Merger-related and restructuring charges, net	23	80	76	18	24
Other expense	212	206	199	197	208
Total noninterest expense	1,751	1,768	1,784	1,742	1,720
Earnings
Income before income taxes	1,119	975	1,010	1,049	1,024
Provision for income taxes	234	177	205	210	202
Net income	885	798	805	839	822
Noncontrolling interests	(1)	6	7	7	3
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	$842	$749	$754	$789	$775
Earnings Per Common Share
Basic	$1.10	$0.98	$0.99	$1.02	$1.00
Diluted	1.09	0.97	0.97	1.01	0.99
Weighted Average Shares Outstanding
Basic	765,958	764,135	765,013	771,562	775,836
Diluted	774,603	774,071	775,402	781,867	785,750

4 BB&T Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018
Community Banking Retail and Consumer Finance
Net interest income (expense)	$850	$843	$881	$880	$853
Net intersegment interest income (expense)	126	109	87	76	69
Segment net interest income	976	952	968	956	922
Allocated provision for credit losses	123	130	151	121	110
Noninterest income	387	322	352	347	355
Noninterest expense	654	645	658	657	659
Income (loss) before income taxes	586	499	511	525	508
Provision (benefit) for income taxes	141	120	124	129	125
Segment net income (loss)	$445	$379	$387	$396	$383

Community Banking Commercial
Net interest income (expense)	$541	$536	$532	$513	$491
Net intersegment interest income (expense)	47	44	59	58	54
Segment net interest income	588	580	591	571	545
Allocated provision for credit losses	39	19	14	18	43
Noninterest income	114	109	112	110	110
Noninterest expense	255	251	267	262	254
Income (loss) before income taxes	408	419	422	401	358
Provision (benefit) for income taxes	89	91	93	90	80
Segment net income (loss)	$319	$328	$329	$311	$278

Financial Services and Commercial Finance
Net interest income (expense)	$197	$189	$190	$171	$169
Net intersegment interest income (expense)	13	21	21	26	19
Segment net interest income	210	210	211	197	188
Allocated provision for credit losses	14	1	5	5	(4)
Noninterest income	329	284	323	308	303
Noninterest expense	311	297	334	312	312
Income (loss) before income taxes	214	196	195	188	183
Provision (benefit) for income taxes	45	40	40	39	38
Segment net income (loss)	$169	$156	$155	$149	$145

Insurance Holdings
Net interest income (expense)	$35	$34	$32	$32	$29
Net intersegment interest income (expense)	(10)	(11)	(10)	(9)	(7)
Segment net interest income	25	23	22	23	22
Allocated provision for credit losses	2	3	—	1	—
Noninterest income	570	515	496	452	484
Noninterest expense	444	417	415	416	408
Income (loss) before income taxes	149	118	103	58	98
Provision (benefit) for income taxes	38	30	26	15	25
Segment net income (loss)	$111	$88	$77	$43	$73

Other, Treasury & Corporate (1)
Net interest income (expense)	$67	$94	$70	$91	$115
Net intersegment interest income (expense)	(176)	(163)	(157)	(151)	(135)
Segment net interest income	(109)	(69)	(87)	(60)	(20)
Allocated provision for credit losses	(6)	2	(24)	(10)	(14)
Noninterest income	(48)	(28)	(48)	22	(30)
Noninterest expense	87	158	110	95	87
Income (loss) before income taxes	(238)	(257)	(221)	(123)	(123)
Provision (benefit) for income taxes	(79)	(104)	(78)	(63)	(66)
Segment net income (loss)	$(159)	$(153)	$(143)	$(60)	$(57)

Total BB&T Corporation
Net interest income (expense)	$1,690	$1,696	$1,705	$1,687	$1,657
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,690	1,696	1,705	1,687	1,657
Allocated provision for credit losses	172	155	146	135	135
Noninterest income	1,352	1,202	1,235	1,239	1,222
Noninterest expense	1,751	1,768	1,784	1,742	1,720
Income (loss) before income taxes	1,119	975	1,010	1,049	1,024
Provision (benefit) for income taxes	234	177	205	210	202
Net income	$885	$798	$805	$839	$822
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018
Assets
Cash and due from banks	$1,831	$1,873	$2,753	$2,123	$2,046
Interest-bearing deposits with banks	707	751	984	748	662
Cash equivalents	148	252	143	135	213
Restricted cash	15	96	107	147	132
Securities available for sale at fair value	25,802	26,315	25,038	24,286	23,919
Securities held to maturity at amortized cost	19,487	20,095	20,552	21,082	21,749
Loans and leases:
Commercial:
Commercial and industrial	63,693	61,978	61,935	59,722	60,474
CRE	20,722	20,829	21,060	21,466	21,610
Lease financing	2,203	2,098	2,018	2,028	1,924
Retail:
Residential mortgage	32,607	31,572	31,393	30,821	29,965
Direct	11,492	11,464	11,584	11,618	11,661
Indirect	18,209	17,523	17,425	17,468	17,140
Revolving credit	3,239	3,152	3,132	3,070	2,876
PCI	421	441	466	497	533
Total loans and leases held for investment	152,586	149,057	149,013	146,690	146,183
Loans held for sale	1,237	834	988	1,022	1,615
Total loans and leases	153,823	149,891	150,001	147,712	147,798
Allowance for loan and lease losses	(1,595)	(1,561)	(1,558)	(1,538)	(1,530)
Premises and equipment	2,029	2,078	2,118	2,154	2,154
Goodwill	9,830	9,818	9,818	9,832	9,617
Core deposit and other intangible assets	712	726	758	789	647
Mortgage servicing rights at fair value	970	1,036	1,108	1,179	1,143
Other assets	17,113	16,313	13,875	14,236	14,131
Total assets	$230,872	$227,683	$225,697	$222,885	$222,681
Liabilities
Deposits:
Noninterest-bearing deposits	$52,458	$53,021	$53,025	$53,646	$54,270
Interest checking	28,021	28,028	28,130	26,590	27,257
Money market and savings	63,972	63,739	63,467	61,597	63,167
Time deposits	15,070	14,978	16,577	12,723	14,781
Total deposits	159,521	159,766	161,199	154,556	159,475
Short-term borrowings	10,344	6,305	5,178	9,652	3,576
Long-term debt	22,640	24,729	23,709	23,236	24,081
Accounts payable and other liabilities	6,603	6,000	5,433	5,434	5,717
Total liabilities	199,108	196,800	195,519	192,878	192,849
Shareholders' Equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,830	3,830	3,817	3,853	3,872
Additional paid-in capital	6,889	6,843	6,849	7,221	7,364
Retained earnings	19,050	18,518	18,118	17,673	17,197
Accumulated other comprehensive loss	(1,119)	(1,421)	(1,715)	(1,852)	(1,706)
Noncontrolling interests	61	60	56	59	52
Total shareholders' equity	31,764	30,883	30,178	30,007	29,832
Total liabilities and shareholders' equity	$230,872	$227,683	$225,697	$222,885	$222,681
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.

6 BB&T Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions)	2019	2018	$	%	2019	2018	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,662	$3,537	$(875)	(24.7)%	$2,980	$3,538	$(558)	(15.8)%
U.S. government-sponsored entities (GSE)	2,440	2,384	56	2.3	2,429	2,384	45	1.9
Mortgage-backed securities issued by GSE	40,112	39,777	335	0.8	40,078	40,292	(214)	(0.5)
States and political subdivisions	566	1,051	(485)	(46.1)	593	1,133	(540)	(47.7)
Non-agency mortgage-backed	302	354	(52)	(14.7)	308	364	(56)	(15.4)
Other	33	42	(9)	(21.4)	35	45	(10)	(22.2)
Total securities	46,115	47,145	(1,030)	(2.2)	46,423	47,756	(1,333)	(2.8)
Other earning assets	3,167	2,197	970	44.2	2,684	2,223	461	20.7
Loans and leases:
Commercial:
Commercial and industrial	62,563	59,548	3,015	5.1	61,970	59,090	2,880	4.9
CRE	20,748	21,546	(798)	(3.7)	20,826	21,472	(646)	(3.0)
Lease financing	2,122	1,862	260	14.0	2,071	1,867	204	10.9
Retail:
Residential mortgage	32,066	29,272	2,794	9.5	31,720	29,049	2,671	9.2
Direct	11,506	11,680	(174)	(1.5)	11,500	11,735	(235)	(2.0)
Indirect	17,879	16,804	1,075	6.4	17,609	16,859	750	4.4
Revolving credit	3,151	2,831	320	11.3	3,131	2,815	316	11.2
PCI	432	559	(127)	(22.7)	444	595	(151)	(25.4)
Total loans and leases held for investment	150,467	144,102	6,365	4.4	149,271	143,482	5,789	4.0
Loans held for sale	1,090	1,650	(560)	(33.9)	910	1,352	(442)	(32.7)
Total loans and leases	151,557	145,752	5,805	4.0	150,181	144,834	5,347	3.7
Total earning assets	200,839	195,094	5,745	2.9	199,288	194,813	4,475	2.3
Nonearning assets	28,410	26,250	2,160	8.2	28,133	26,568	1,565	5.9
Total assets	$229,249	$221,344	$7,905	3.6%	$227,421	$221,381	$6,040	2.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,680	$53,963	$(1,283)	(2.4)%	$52,484	$53,681	$(1,197)	(2.2)%
Interest checking	27,708	26,969	739	2.7	27,665	27,119	546	2.0
Money market and savings	63,394	62,105	1,289	2.1	63,360	61,899	1,461	2.4
Time deposits	15,730	13,966	1,764	12.6	16,059	13,907	2,152	15.5
Foreign office deposits - interest-bearing	379	673	(294)	(43.7)	400	803	(403)	(50.2)
Total deposits	159,891	157,676	2,215	1.4	159,968	157,409	2,559	1.6
Short-term borrowings	8,367	5,323	3,044	57.2	7,003	5,399	1,604	29.7
Long-term debt	23,233	23,639	(406)	(1.7)	23,240	23,658	(418)	(1.8)
Accounts payable and other liabilities	6,457	5,121	1,336	26.1	6,287	5,359	928	17.3
Total liabilities	197,948	191,759	6,189	3.2	196,498	191,825	4,673	2.4
Shareholders' equity	31,301	29,585	1,716	5.8	30,923	29,556	1,367	4.6
Total liabilities and shareholders' equity	$229,249	$221,344	$7,905	3.6%	$227,421	$221,381	$6,040	2.7%
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

BB&T Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,662	$3,302	$4,555	$3,561	$3,537
U.S. government-sponsored entities (GSE)	2,440	2,418	2,408	2,399	2,384
Mortgage-backed securities issued by GSE	40,112	40,044	38,566	39,111	39,777
States and political subdivisions	566	620	725	849	1,051
Non-agency mortgage-backed	302	315	326	340	354
Other	33	35	30	39	42
Total securities	46,115	46,734	46,610	46,299	47,145
Other earning assets	3,167	2,197	2,146	2,412	2,197
Loans and leases:
Commercial:
Commercial and industrial	62,563	61,370	60,553	59,900	59,548
CRE	20,748	20,905	21,301	21,496	21,546
Lease financing	2,122	2,021	1,990	1,941	1,862
Retail:
Residential mortgage	32,066	31,370	31,103	30,500	29,272
Direct	11,506	11,493	11,600	11,613	11,680
Indirect	17,879	17,337	17,436	17,282	16,804
Revolving credit	3,151	3,110	3,070	2,947	2,831
PCI	432	455	486	518	559
Total loans and leases held for investment	150,467	148,061	147,539	146,197	144,102
Loans held for sale	1,090	729	918	1,292	1,650
Total loans and leases	151,557	148,790	148,457	147,489	145,752
Total earning assets	200,839	197,721	197,213	196,200	195,094
Nonearning assets	28,410	27,852	26,412	26,474	26,250
Total assets	$229,249	$225,573	$223,625	$222,674	$221,344
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,680	$52,283	$53,732	$54,174	$53,963
Interest checking	27,708	27,622	26,921	26,655	26,969
Money market and savings	63,394	63,325	62,261	62,957	62,105
Time deposits	15,730	16,393	14,682	13,353	13,966
Foreign office deposits - interest-bearing	379	422	246	132	673
Total deposits	159,891	160,045	157,842	157,271	157,676
Short-term borrowings	8,367	5,624	6,979	6,023	5,323
Long-term debt	23,233	23,247	23,488	24,211	23,639
Accounts payable and other liabilities	6,457	6,116	5,351	5,282	5,121
Total liabilities	197,948	195,032	193,660	192,787	191,759
Shareholders' equity	31,301	30,541	29,965	29,887	29,585
Total liabilities and shareholders' equity	$229,249	$225,573	$223,625	$222,674	$221,344
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 BB&T Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2019			March 31, 2019
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,662	$14	2.04%	$3,302	$16	2.01%
U.S. government-sponsored entities (GSE)	2,440	13	2.25	2,418	14	2.24
Mortgage-backed securities issued by GSE	40,112	258	2.57	40,044	258	2.58
States and political subdivisions	566	6	4.37	620	6	3.73
Non-agency mortgage-backed	302	10	13.28	315	10	12.51
Other	33	1	3.85	35	—	3.96
Total securities	46,115	302	2.62	46,734	304	2.60
Other earning assets	3,167	20	2.59	2,197	33	6.01
Loans and leases:
Commercial:
Commercial and industrial	62,563	679	4.35	61,370	656	4.33
CRE	20,748	260	5.03	20,905	261	5.06
Lease financing	2,122	17	3.29	2,021	17	3.33
Retail:
Residential mortgage	32,066	321	4.00	31,370	324	4.13
Direct	11,506	166	5.80	11,493	163	5.75
Indirect	17,879	356	7.99	17,337	338	7.91
Revolving credit	3,151	74	9.39	3,110	73	9.49
PCI	432	24	21.63	455	20	17.99
Total loans and leases held for investment	150,467	1,897	5.05	148,061	1,852	5.06
Loans held for sale	1,090	11	4.17	729	8	4.38
Total loans and leases	151,557	1,908	5.05	148,790	1,860	5.06
Total earning assets	200,839	2,230	4.45	197,721	2,197	4.49
Nonearning assets	28,410			27,852
Total assets	$229,249			$225,573
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,708	45	0.65	$27,622	40	0.59
Money market and savings	63,394	163	1.03	63,325	150	0.96
Time deposits	15,730	63	1.58	16,393	60	1.50
Foreign office deposits - interest-bearing	379	2	2.43	422	3	2.43
Total interest-bearing deposits	107,211	273	1.02	107,762	253	0.95
Short-term borrowings	8,367	50	2.40	5,624	32	2.32
Long-term debt	23,233	193	3.33	23,247	192	3.30
Total interest-bearing liabilities	138,811	516	1.49	136,633	477	1.41
Noninterest-bearing deposits	52,680			52,283
Accounts payable and other liabilities	6,457			6,116
Shareholders' equity	31,301			30,541
Total liabilities and shareholders' equity	$229,249			$225,573
Average interest-rate spread			2.96			3.08

Net interest income/ net interest margin		$1,714	3.42%		$1,720	3.51%
Taxable-equivalent adjustment		$24			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2018			September 30, 2018			June 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,555	$25	2.11%	$3,561	$15	1.80%	$3,537	$17	1.80%
U.S. government-sponsored entities (GSE)	2,408	14	2.24	2,399	13	2.23	2,384	14	2.23
Mortgage-backed securities issued by GSE	38,566	241	2.50	39,111	239	2.45	39,777	241	2.44
States and political subdivisions	725	6	3.53	849	10	3.50	1,051	8	3.79
Non-agency mortgage-backed	326	10	11.50	340	8	11.32	354	17	17.35
Other	30	—	4.51	39	1	3.79	42	—	3.26
Total securities	46,610	296	2.53	46,299	286	2.47	47,145	297	2.53
Other earning assets	2,146	14	2.54	2,412	15	2.52	2,197	13	2.24
Loans and leases:
Commercial:
Commercial and industrial	60,553	645	4.23	59,900	612	4.04	59,548	580	3.92
CRE	21,301	261	4.88	21,496	260	4.80	21,546	252	4.64
Lease financing	1,990	18	3.64	1,941	17	3.04	1,862	12	3.05
Retail:
Residential mortgage	31,103	319	4.10	30,500	313	4.08	29,272	291	4.01
Direct	11,600	164	5.56	11,613	155	5.34	11,680	150	5.10
Indirect	17,436	335	7.69	17,282	335	7.56	16,804	311	7.46
Revolving credit	3,070	72	9.39	2,947	63	9.47	2,831	67	9.16
PCI	486	26	20.49	518	26	20.14	559	26	18.92
Total loans and leases held for investment	147,539	1,840	4.96	146,197	1,781	4.83	144,102	1,689	4.70
Loans held for sale	918	10	4.66	1,292	14	4.28	1,650	17	4.02
Total loans and leases	148,457	1,850	4.96	147,489	1,795	4.83	145,752	1,706	4.70
Total earning assets	197,213	2,160	4.36	196,200	2,096	4.24	195,094	2,016	4.14
Nonearning assets	26,412			26,474			26,250
Total assets	$223,625			$222,674			$221,344
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,921	34	0.49	$26,655	28	0.45	$26,969	29	0.42
Money market and savings	62,261	125	0.80	62,957	109	0.68	62,105	86	0.56
Time deposits	14,682	45	1.22	13,353	34	0.98	13,966	30	0.86
Foreign office deposits - interest-bearing	246	2	2.22	132	1	1.93	673	3	1.77
Total interest-bearing deposits	104,110	206	0.78	103,097	172	0.66	103,713	148	0.57
Short-term borrowings	6,979	39	2.18	6,023	29	1.94	5,323	23	1.77
Long-term debt	23,488	186	3.19	24,211	181	2.99	23,639	166	2.81
Total interest-bearing liabilities	134,577	431	1.28	133,331	382	1.14	132,675	337	1.02
Noninterest-bearing deposits	53,732			54,174			53,963
Accounts payable and other liabilities	5,351			5,282			5,121
Shareholders' equity	29,965			29,887			29,585
Total liabilities and shareholders' equity	$223,625			$222,674			$221,344
Average interest-rate spread			3.08			3.10			3.12

Net interest income/ net interest margin		$1,729	3.49%		$1,714	3.47%		$1,679	3.45%
Taxable-equivalent adjustment		$24			$27			$22
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

10 BB&T Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	June 30, 2019			June 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,980	$30	2.02%	$3,538	$32	1.79%
U.S. government-sponsored entities (GSE)	2,429	27	2.24	2,384	27	2.23
Mortgage-backed securities issued by GSE	40,078	516	2.58	40,292	489	2.43
States and political subdivisions	593	12	4.04	1,133	19	3.78
Non-agency mortgage-backed	308	20	12.89	364	24	12.41
Other	35	1	3.90	45	—	2.73
Total securities	46,423	606	2.61	47,756	591	2.48
Other earning assets	2,684	53	3.98	2,223	38	3.40
Loans and leases:
Commercial:
Commercial and industrial	61,970	1,335	4.34	59,090	1,117	3.82
CRE	20,826	521	5.05	21,472	486	4.56
Lease financing	2,071	34	3.31	1,867	26	3.03
Retail:
Residential mortgage	31,720	645	4.07	29,049	580	4.01
Direct	11,500	329	5.77	11,735	291	5.00
Indirect	17,609	694	7.95	16,859	615	7.39
Revolving credit	3,131	147	9.44	2,815	134	9.05
PCI	444	44	19.77	595	56	19.07
Total loans and leases held for investment	149,271	3,749	5.06	143,482	3,305	4.64
Loans held for sale	910	19	4.25	1,352	26	3.87
Total loans and leases	150,181	3,768	5.05	144,834	3,331	4.63
Total earning assets	199,288	4,427	4.47	194,813	3,960	4.09
Nonearning assets	28,133			26,568
Total assets	$227,421			$221,381
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,665	85	0.62	$27,119	54	0.39
Money market and savings	63,360	313	0.99	61,899	153	0.50
Time deposits	16,059	123	1.54	13,907	53	0.77
Foreign office deposits - interest-bearing	400	5	2.43	803	6	1.57
Total interest-bearing deposits	107,484	526	0.99	103,728	266	0.52
Short-term borrowings	7,003	82	2.37	5,399	43	1.60
Long-term debt	23,240	385	3.31	23,658	316	2.67
Total interest-bearing liabilities	137,727	993	1.45	132,785	625	0.94
Noninterest-bearing deposits	52,484			53,681
Accounts payable and other liabilities	6,287			5,359
Shareholders' equity	30,923			29,556
Total liabilities and shareholders' equity	$227,421			$221,381
Average interest-rate spread			3.02			3.15

Net interest income/ net interest margin		$3,434	3.47%		$3,335	3.45%
Taxable-equivalent adjustment		$48			$45
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 11

Credit Quality
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$193	$196	$200	$238	$243
CRE	33	75	65	46	61
Lease financing	2	1	3	6	9
Retail:
Residential mortgage	104	121	119	120	119
Direct	54	53	53	55	58
Indirect	75	80	82	72	68
Total nonaccrual loans and leases held for investment (1)	461	526	522	537	558
Foreclosed real estate	36	33	35	39	43
Other foreclosed property	26	25	28	25	23
Total nonperforming assets(1)	$523	$584	$585	$601	$624
Performing Troubled Debt Restructurings (TDRs) (2)
Commercial:
Commercial and industrial	$84	$63	$65	$56	$44
CRE	8	9	10	12	11
Retail:
Residential mortgage	581	669	656	643	647
Direct	53	54	55	56	58
Indirect	315	306	305	295	284
Revolving credit	29	29	28	28	29
Total performing TDRs (2)(3)	$1,070	$1,130	$1,119	$1,090	$1,073
Loans 90 Days or More Past Due and Still Accruing
Retail:
Residential mortgage	$350	$377	$405	$367	$374
Direct	10	7	7	6	4
Indirect	7	5	6	6	4
Revolving credit	14	14	14	12	10
PCI	26	28	30	40	43
Total loans 90 days past due and still accruing	$407	$431	$462	$431	$435
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$32	$36	$34	$35	$26
CRE	3	3	5	4	4
Lease financing	5	3	1	1	2
Retail:
Residential mortgage	480	478	456	510	441
Direct	58	67	61	59	52
Indirect	393	316	436	418	337
Revolving credit	28	27	28	27	21
PCI	17	18	23	21	22
Total loans 30-89 days past due	$1,016	$948	$1,044	$1,075	$905
Excludes loans held for sale.
(1) Sales of nonperforming loans totaled $48 million, $30 million, $30 million, $20 million and $12 million for the quarter ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(2) Excludes TDRs that are nonperforming totaling $135 million, $178 million, $176 million, $176 million and $191 million at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively. These amounts are included in total nonperforming assets.

(3) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $120 million, $33 million, $15 million, $34 million and $17 million for the quarter ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

12 BB&T Corporation

Credit Quality
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018
Allowance for Credit Losses
Beginning balance	$1,659	$1,651	$1,648	$1,640	$1,614
Provision for credit losses (excluding PCI loans)	172	156	147	141	142
Provision (benefit) for PCI loans	—	(1)	(1)	(6)	(7)
Charge-offs:
Commercial:
Commercial and industrial	(22)	(17)	(18)	(28)	(23)
CRE	(18)	(8)	(5)	—	(2)
Lease financing	—	(1)	(1)	(1)	(1)
Retail:
Residential mortgage	(5)	(5)	(8)	(4)	(5)
Direct	(22)	(18)	(18)	(17)	(17)
Indirect	(91)	(109)	(108)	(94)	(82)
Revolving credit	(25)	(26)	(22)	(20)	(21)
PCI	—	—	—	(2)	—
Total charge-offs	(183)	(184)	(180)	(166)	(151)
Recoveries:
Commercial:
Commercial and industrial	8	6	7	13	11
CRE	3	1	4	1	1
Lease financing	—	—	—	—	1
Retail:
Residential mortgage	—	1	1	—	1
Direct	7	6	5	6	6
Indirect	19	17	15	15	17
Revolving credit	4	6	5	4	5
Total recoveries	41	37	37	39	42
Net charge-offs	(142)	(147)	(143)	(127)	(109)
Ending balance	$1,689	$1,659	$1,651	$1,648	$1,640
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,587	$1,553	$1,549	$1,528	$1,512
Allowance for PCI loans	8	8	9	10	18
Reserve for unfunded lending commitments	94	98	93	110	110
Total	$1,689	$1,659	$1,651	$1,648	$1,640

				As of/For the Year-to-Date
				Period Ended June 30
(Dollars in millions)				2019	2018
Allowance for Credit Losses
Beginning balance				$1,651	$1,609
Provision for credit losses (excluding PCI loans)				328	295
Provision (benefit) for PCI loans				(1)	(10)
Charge-offs:
Commercial:
Commercial and industrial				(39)	(46)
CRE				(26)	(8)
Lease financing				(1)	(2)
Retail:
Residential mortgage				(10)	(9)
Direct				(40)	(36)
Indirect				(200)	(189)
Revolving credit				(51)	(42)
PCI				—	—
Total charge-offs				(367)	(332)
Recoveries:
Commercial:
Commercial and industrial				14	19
CRE				4	3
Lease financing				—	1
Retail:
Residential mortgage				1	1
Direct				13	12
Indirect				36	32
Revolving credit				10	10
[not used]				—	—
Total recoveries				78	78
Net charge-offs				(289)	(254)
Other				—	—
Ending balance				$1,689	$1,640

BB&T Corporation 13

Credit Quality
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2019	2019	2018	2018	2018
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.67%	0.64%	0.70%	0.73%	0.62%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.27	0.29	0.31	0.29	0.30
Nonperforming loans and leases as a percentage of loans and leases	0.30	0.35	0.35	0.37	0.38
Nonperforming assets as a percentage of:
Total assets	0.23	0.26	0.26	0.27	0.28
Loans and leases plus foreclosed property	0.34	0.39	0.39	0.41	0.43
Net charge-offs as a percentage of average loans and leases	0.38	0.40	0.38	0.35	0.30
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.80X	2.62X	2.76X	3.05X	3.49X
Nonperforming loans and leases	3.46X	2.97X	2.99X	2.86X	2.74X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%

				As of/For the Year-to-Date
				Period Ended June 30
				2019	2018
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.39%	0.36%
Ratio of allowance for loan and lease losses to net charge-offs				2.74X	2.99X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	June 30, 2019
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$84	100.0%	$—	—%	$—	—%	$84
CRE	8	100.0	—	—	—	—	8
Retail:
Residential mortgage	315	54.2	107	18.4	159	27.4	581
Direct	51	96.2	2	3.8	—	—	53
Indirect	260	82.5	55	17.5	—	—	315
Revolving credit	25	86.3	3	10.3	1	3.4	29
Total performing TDRs (1)	743	69.4	167	15.6	160	15.0	1,070
Nonperforming TDRs (2)	58	43.0	15	11.1	62	45.9	135
Total TDRs (1)(2)	$801	66.5%	$182	15.1%	$222	18.4%	$1,205

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2019	2019	2018	2018	2018
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.09%	0.07%	0.06%	0.11%	0.08%
CRE			0.30	0.13	0.02	(0.02)	0.01
Lease financing			0.03	0.10	0.17	0.16	0.12
Retail:
Residential mortgage			0.06	0.05	0.10	0.05	0.05
Direct			0.53	0.42	0.43	0.38	0.40
Indirect			1.63	2.15	2.14	1.79	1.56
Revolving credit			2.56	2.64	2.25	2.11	2.21
PCI			—	—	—	1.53	—
Total loans and leases			0.38	0.40	0.38	0.35	0.30
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

14 BB&T Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2018	2018	2018
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$19,435	$18,848	$18,405	$18,325	$18,364
Tier 1	22,487	21,899	21,456	21,376	21,415
Total	26,698	26,078	24,963	24,979	25,011
Risk-weighted assets	187,942	183,060	181,260	179,195	179,892
Average quarterly tangible assets	220,511	217,247	215,872	214,498	213,523
Risk-based capital ratios:
Common equity tier 1	10.3%	10.3%	10.2%	10.2%	10.2%
Tier 1	12.0	12.0	11.8	11.9	11.9
Total	14.2	14.2	13.8	13.9	13.9
Leverage capital ratio	10.2	10.1	9.9	10.0	10.0
Equity as a percentage of total assets	13.8	13.6	13.4	13.5	13.4
Common equity per common share	$37.40	$36.26	$35.46	$34.90	$34.51

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$31,764	$30,883	$30,178	$30,007	$29,832
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	61	60	56	59	52
Intangible assets, net of deferred taxes	10,317	10,326	10,360	10,407	10,052
Tangible common equity	$18,333	$17,444	$16,709	$16,488	$16,675

Outstanding shares at end of period (in thousands)	766,010	765,920	763,326	770,620	774,447

Tangible Common Equity Per Common Share	$23.93	$22.78	$21.89	$21.40	$21.53

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

BB&T Corporation 15

Selected Items, Selected Mortgage Banking Information & Additional Information
				Favorable (Unfavorable)
					After-Tax at
(Dollars in millions)				Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2019
Incremental operating expenses related to the merger (1)				9	7

First Quarter 2019
Incremental operating expenses related to the merger (1)				2	1

Fourth Quarter 2018
None				N/A	N/A

Third Quarter 2018
None				N/A	N/A

Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A
(1) Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2019	2019	2018	2018	2018
Mortgage Banking Income
Residential mortgage production revenue	$37	$20	$22	$29	$42
Residential mortgage servicing revenue	62	61	65	63	63
Realization of expected residential MSR cash flows	(38)	(33)	(37)	(35)	(38)
Commercial mortgage production revenue	20	11	28	20	23
Commercial mortgage servicing revenue	9	10	9	10	10
Realization of expected commercial MSR cash flows	(7)	(7)	(7)	(7)	(8)
Mortgage banking income before MSR valuation	83	62	80	80	92
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(52)	(54)	(55)	35	25
MSRs hedge gains (losses)	82	55	61	(36)	(23)
Net MSRs valuation	30	1	6	(1)	2
Total mortgage banking income	$113	$63	$86	$79	$94
Other Mortgage Banking Information
Residential mortgage loan originations	$4,735	$2,383	$2,735	$4,265	$4,411
Residential mortgage servicing portfolio (1):
Loans serviced for others	85,060	86,119	87,270	88,323	88,492
Bank-owned loans serviced	32,852	31,861	31,335	31,137	30,261
Total servicing portfolio	117,912	117,980	118,605	119,460	118,753
Weighted-average coupon rate on mortgage loans serviced for others	4.07%	4.06%	4.04%	4.03%	4.01%
Weighted-average servicing fee on mortgage loans serviced for others	0.279	0.278	0.277	0.277	0.277

Additional Information
Derivatives notional amount	$64,967	$72,998	$67,738	$68,400	$71,427
Fair value of derivatives, net	489	158	(1)	(253)	(203)
Common stock prices:
High	51.76	52.45	52.11	53.08	56.03
Low	46.53	42.79	40.68	48.41	50.13
End of period	49.13	46.53	43.32	48.54	50.44
Banking offices	1,787	1,871	1,879	1,958	1,967
ATMs	2,376	2,503	2,573	2,764	2,768
FTEs	34,771	35,334	35,852	36,233	35,782
(1) Amounts reported are unpaid principal balance.

16 BB&T Corporation

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018	2019	2018
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,751	$1,768	$1,784	$1,742	$1,720	$3,519	$3,406
Amortization of intangibles	(32)	(32)	(34)	(33)	(31)	(64)	(64)
Merger-related and restructuring charges, net	(23)	(80)	(76)	(18)	(24)	(103)	(52)
Incremental operating expenses related to the merger	(9)	(2)	—	—	—	(11)	—
Efficiency Ratio Numerator - Adjusted	$1,687	$1,654	$1,674	$1,691	$1,665	$3,341	$3,290

Efficiency Ratio Denominator - Revenue (2) - GAAP	$3,042	$2,898	$2,940	$2,926	$2,879	$5,940	$5,692
Taxable equivalent adjustment	24	24	24	27	22	48	45
Securities (gains) losses, net	—	—	(2)	—	(1)	—	(1)
Efficiency Ratio Denominator - Adjusted	$3,066	$2,922	$2,962	$2,953	$2,900	$5,988	$5,736

Efficiency Ratio - GAAP	57.6%	61.0%	60.7%	59.5%	59.7%	59.3%	59.8%
Efficiency Ratio - Adjusted	55.1	56.6	56.5	57.3	57.4	55.8	57.4

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2019	2019	2018	2018	2018	2019	2018
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$842	$749	$754	$789	$775	$1,591	$1,520
Plus: Amortization of intangibles, net of tax	24	25	25	26	24	49	48
Tangible net income available to common shareholders	$866	$774	$779	$815	$799	$1,640	$1,568

Average common shareholders' equity	$28,188	$27,432	$26,860	$26,782	$26,483	$27,812	$26,455
Less: Average intangible assets, net of deferred taxes	10,326	10,343	10,391	10,409	10,068	10,334	10,084
Average tangible common shareholders' equity	$17,862	$17,089	$16,469	$16,373	$16,415	$17,478	$16,371

Return on average common shareholders' equity	11.98%	11.08%	11.14%	11.69%	11.74%	11.54%	11.59%
Return on average tangible common shareholders' equity	19.45	18.36	18.77	19.74	19.52	18.92	19.32

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data)	2019	2019	2018	2018	2018	2019	2018
Diluted EPS (1)
Net income available to common shareholders - GAAP	$842	$749	$754	$789	$775	$1,591	$1,520
Merger-related and restructuring charges	19	64	59	13	17	83	39
Incremental operating expenses related to the merger	7	1	—	—	—	8	—
Securities gains (losses), net	—	—	(1)	—	(1)	—	(1)
Net income available to common shareholders - adjusted	$868	$814	$812	$802	$791	$1,682	$1,558

Weighted average shares outstanding - diluted	774,603	774,071	775,402	781,867	785,750	774,329	788,362

Diluted EPS - GAAP	$1.09	$0.97	$0.97	$1.01	$0.99	$2.06	$1.93
Diluted EPS - adjusted	1.12	1.05	1.05	1.03	1.01	2.17	1.98

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

BB&T Corporation 17